UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Scott C. Sipple
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2017

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West Multi-Manager Small Cap Growth Fund
(Institutional and Investor Class (formerly Initial Class))
Annual Report
December 31, 2017
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
Great-West Funds, Inc. and Great-West Capital Management, LLC retained Lord Abbett & Co. LLC (“Lord Abbett”) and Peregrine Capital Management, Inc. (“Peregrine”) as co-sub-advisers to the Fund. These managers have built strong long-term performance records using different investment styles. We believe that the pairing of these three managers in a single investment portfolio will allow shareholders to benefit from the opportunity to outperform in various types of market scenarios. Effective May 19, 2017, Putnam Investment Management, LLC is no longer responsible for sub-advisory functions. Prior to that, Putnam Investment Management, LLC served as co-sub-adviser to the Fund.
For the twelve month period ended December 31, 2017, the Great-West Multi-Manager Small Cap Growth Fund (Institutional Class shares) returned 21.91%, relative to a 22.17% return for the Russell 2000® Growth Index, its benchmark, during the same period.
Lord Abbett Commentary
Domestic equity markets (as represented by the S&P 500® Index) returned 21.83%, ending the calendar year 2017 (the “performance period”) with their strongest quarterly performance in two years and marking their first calendar year with 12 consecutive months of positive performance. Much of the market momentum was driven by the anticipation of supportive U.S. fiscal policies, as the passage of the Tax Cut and Jobs Act and the prospect of significant infrastructure spending drove the forecast for U.S. GDP growth incrementally higher. These forces persisted despite a myriad of geopolitical and environmental headwinds, as threats from North Korea, U.S. political tensions, and Hurricanes Harvey, Irma, and Maria all had the potential to derail the market’s forward progress.
During the year, the National Federation of Independent Business Index of Small Business Optimism reached a 34 year high, marking its second-highest level in the history of the index. The University of Michigan’s average consumer confidence measure for the year was the highest since 2000, while consumer spending reached an all-time high in the third quarter. A reoccurring theme persisted throughout the year with large caps outperforming small caps and value stocks significantly outpacing their growth-oriented peers.
The U.S. economy continued to expand during the trailing 12-month period. U.S. GDP grew at a 3.2% pace during the third quarter, an increase over the second quarter. The U.S. Bureau of Economic Analysis stated that during the third-quarter personal consumption and federal government spending increased, quarter-over-quarter. The Federal Reserve raised target rates three times during the year, changing the target range in December 2017 from 1.00–1.25% to 1.25–1.50%. In addition to GDP growth, the U.S. unemployment rate remained relatively steady throughout the period, and was reported at 4.1% in November, a decline of 0.5% year-over-year.
With respect to the portion of the Fund sub-advised by Lord Abbett, the health care sector was the largest contributor to relative performance during the performance period. Holdings of Blueprint Medicines Corp., a biotech firm focused on research and development of pharmaceutical products bolstered the portion of the Fund sub-advised by Lord Abbett. Shares of Blueprint Medicines appreciated after new phase 1 data for its BLU-554 therapy was released. BLU-554, which treats liver cancer, produced favorable objective response rates during testing. Another contributor within this sector was the position in Foundation Medicine, Inc., a molecular information company. Shares of Foundation Medicine surged as it received joint approval from the Federal Drug Administration and the Center for Medicare and Medicaid Services for Foundation One, a genomic cancer profiling test.

Security selection in the information technology sector also contributed to performance during the performance period. Within this sector, the position in Control4 Corp., a home automation solutions firm, contributed most. Shares of Control4 continued to benefit from the successful execution of its acquisition of Triad, a leader in audio solutions. Within this sector the position in Appian Corp., a provider of business process management solutions, contributed. Improved growth in new customer adoption of their rapid application development software-as-a-service helped move shares higher.
Security selection and an underweight to the financials sector detracted most from performance relative to the Russell Microcap® Growth Index during the performance period. Within this sector our holdings of Greenhill & Co., Inc., an independent investment bank, detracted. The share price underperformed as company-specific execution missteps and employee turnover offset strong merger and acquisition market trends. Within this sector, the holdings of WisdomTree Investments, Inc., an asset manager focused on exchange traded products, detracted. WisdomTree fell precipitously as higher than expected compensation expense, pessimism around the company’s international business, and rising investor concerns about increasing industry pressure on fees, weighed on the stock.
With respect to the portion of the Fund sub-advised by Lord Abbett, the underweight exposure to the telecommunication services sector relative to the benchmark also detracted from relative performance during the performance period.
We are confident in our belief that segments of the U.S. economy that are in the midst of secular bull markets—such as e-commerce, biotechnology, and cloud software—will lead global equity returns for the next decade. We remain active both in researching these companies and in determining optimal weightings, taking into account fundamental and technical factors. We are focused on identifying companies with sound business models, favorable industry conditions, competitive advantages, and competent management teams, and we continue to assess market sentiment and momentum factors to balance risk and opportunity.
Peregrine Commentary
Investor’s largely ignored the year’s abundant political tensions, geopolitical twists, and further Federal Reserve tightening as markets rose steadily through the year with very little volatility. The focus instead was on the improving macroeconomic conditions worldwide. After a weaker first quarter, domestic GDP and leading economic indicators improved throughout the year. Unexpectedly, European and emerging market conditions also showed meaningful improvement setting the stage for potentially synchronized global growth that has not been seen in several years. Improved economic prospects gave rise to renewed optimism and upward revisions to growth estimates. This backdrop, augmented by the comprehensive tax reform, provided support for the market’s advance.
Growth led the way in 2017 as it outperformed value and core handily for the year, a welcome change from 2016. The Russell 2000® Growth Index outperformed the Russell 2000® Value Index by 14.33%. However, under the surface of strong returns was a persistent narrowness in small cap growth. Year-to-date through the third quarter, performance was dominated by the most richly valued companies on a forward earnings basis as well as by those with no earnings. This “growth at any price” dynamic represented a headwind to our valuation focused style. In the fourth quarter, markets broadened, and return opportunities were more evenly spread across valuation quintiles. This more favorable dynamic, in conjunction with improved stock selection, drove improved returns into the end of the year.

Information technology which delivered exceptionally strong returns for the year, led by strong stock selection in the semiconductor and software industries. With respect to the portion of the Fund sub-advised by Peregrine, while the holdings in biotech performed in-line with those of the benchmark, an underweight position in this group for the full year created a drag on performance. Consumer discretionary has also been a challenging space as changing consumer habits create new dynamics in the sector. Recent performance has been helped by some newer positions, but below average stock selection early in the year hindered returns. Despite the strength in technology, weakness in consumer discretionary and biotech led to a year where the portion of the Fund sub-advised by Peregrine finished modestly under the benchmark, but in line with peers.
A byproduct of running a style that is consistent and disciplined in its approach is that we encounter periods where we are out of favor. Although these periods of underperformance for the style are uncomfortable, our 40+ year track record has shown that the most appropriate course of action in such times is to stick with our discipline of buying companies with strong growth prospects at attractive valuations. This most recent period of underperformance for the style is the fifth in its history. Characterized by an average of approximately two years of relative underperformance, they have been followed by multi-year periods of sustained outperformance which significantly overwhelm the difficult ones. What we have seen thus far feels remarkably like past performance cycles in both magnitude and duration. While it is impossible to know when this will abate, we are encouraged by the recent improvements in relative performance and look forward to what we will come in 2018.
The views and opinions in this report were current as of December 31, 2017 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
*For the period from September 10, 2015 (inception) through December 31, 2015.
Note: Performance for the Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2017
	One Year	Five Year	Since Inception(a)
Institutional Class	21.91%	N/A	9.17%
Investor Class	21.49%	N/A	8.77%
(a) Fund commenced operations on September 10, 2015.
Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Summary of Investments by Sector as of December 31, 2017
Sector	Percentage of Fund Investments
Consumer, Non-cyclical	21.95%
Technology	21.36
Industrial	14.33
Consumer, Cyclical	10.68
Financial	9.11
Communications	3.63
Basic Materials	2.47
Energy	0.90
Short Term Investments	15.57
Total	100.00%
Shareholder Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).
Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/17)	(12/31/17)	(07/01/17 – 12/31/17)
Institutional Class
Actual	$1,000.00	$1,113.60	$4.58
Hypothetical (5% return before expenses)	$1,000.00	$1,020.90	$4.38
Investor Class
Actual	$1,000.00	$1,110.40	$6.44
Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$6.16
* Expenses are equal to the Fund's annualized expense ratio of 0.86% for the Institutional Class shares and 1.21% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-MANAGER SMALL CAP GROWTH FUND
Schedule of Investments
As of December 31, 2017
Shares		Fair Value
COMMON STOCK
Basic Materials — 2.86%
8,239	Carpenter Technology Corp	$ 420,107
4,619	KMG Chemicals Inc	305,224
13,210	Orion Engineered Carbons SA	338,176
8,861	Ryerson Holding Corp(a)	92,154
12,480	Steel Dynamics Inc	538,262
		1,693,923
Communications — 4.21%
4,974	8x8 Inc(a)	70,133
10,560	Chegg Inc(a)	172,339
22,074	Ciena Corp(a)	462,009
20,719	Houghton Mifflin Harcourt Co(a)	192,687
13,409	Mimecast Ltd(a)	384,436
5,447	Okta Inc(a)	139,498
2,202	Overstock.com Inc(a)(b)	140,708
4,853	Shopify Inc Class A(a)	490,153
13,097	Zendesk Inc(a)	443,202
		2,495,165
Consumer, Cyclical — 12.38%
16,572	At Home Group Inc(a)(b)	503,623
4,498	Burlington Stores Inc(a)	553,389
370	Cavco Industries Inc(a)	56,462
18,070	Copart Inc(a)	780,443
18,150	Del Taco Restaurants Inc(a)	219,978
6,248	Dick's Sporting Goods Inc	179,567
13,278	Eldorado Resorts Inc(a)(b)	440,166
24,906	Extended Stay America Inc	473,214
9,108	Fox Factory Holding Corp(a)	353,846
11,220	G-III Apparel Group Ltd(a)	413,906
11,458	IMAX Corp(a)(b)	265,253
24,031	International Game Technology PLC	637,062
3,404	LGI Homes Inc(a)	255,402
5,517	Lions Gate Entertainment Corp Class A(a)	186,530
8,837	Lions Gate Entertainment Corp Class B(a)	280,486
7,241	Malibu Boats Inc Class A(a)	215,275
24,182	Party City Holdco Inc(a)(b)	337,339
6,020	PETIQ INC(a)(b)	131,477
14,427	REV Group Inc	469,310
15,879	Wabash National Corp(b)	344,574
14,262	Zoe's Kitchen Inc(a)	238,461
		7,335,763
Consumer, Non-Cyclical — 25.44%
1,181	Acceleron Pharma Inc(a)	50,122
5,393	Achaogen Inc(a)(b)	57,921
2,498	Alnylam Pharmaceuticals Inc(a)	317,371
8,281	AMN Healthcare Services Inc(a)	407,839
9,537	AngioDynamics Inc(a)	158,600
3,712	Ascendis Pharma A/S ADR(a)	148,703
23,978	AtriCure Inc(a)	437,359
2,350	Audentes Therapeutics Inc(a)	73,438
2,509	AxoGen Inc(a)	71,005
Shares		Fair Value
Consumer, Non-Cyclical — (continued)
5,874	Bioverativ Inc(a)	$ 316,726
1,271	Blueprint Medicines Corp(a)	95,846
5,663	Calithera Biosciences Inc(a)	47,286
12,878	Care.com Inc(a)	232,319
14,940	Central Garden & Pet Co Class A(a)	563,387
49,582	Cerus Corp(a)	167,587
6,871	Chefs' Warehouse Inc(a)(b)	140,855
3,962	Deciphera Pharmaceuticals Inc(a)	89,819
5,017	DexCom Inc(a)(b)	287,926
7,680	Dynavax Technologies Corp(a)(b)	143,616
6,360	Emergent BioSolutions Inc(a)	295,549
15,716	Epizyme Inc(a)(b)	197,236
7,809	Esperion Therapeutics Inc(a)(b)	514,145
11,338	Flexion Therapeutics Inc(a)(b)	283,904
6,927	Foundation Medicine Inc(a)(b)	472,421
2,154	Galapagos NV ADR(a)	201,959
12,088	Glaukos Corp(a)(b)	310,057
981	Global Blood Therapeutics Inc(a)	38,602
13,206	HealthEquity Inc(a)	616,192
5,242	ICON PLC(a)	587,890
13,928	Immunomedics Inc(a)(b)	225,076
3,733	Inogen Inc(a)(b)	444,526
2,090	Intercept Pharmaceuticals Inc(a)	122,098
5,249	Intersect ENT Inc(a)(b)	170,068
11,258	Intrexon Corp(a)(b)	129,692
4,117	iRhythm Technologies Inc(a)(b)	230,758
16,897	K2M Group Holdings Inc(a)	304,146
9,292	KAR Auction Services Inc	469,339
548	Loxo Oncology Inc(a)(b)	46,131
1,514	Madrigal Pharmaceuticals Inc(a)	138,970
2,723	MGP Ingredients Inc(b)	209,344
5,641	Monro Muffler Brake Inc	321,255
3,380	MyoKardia Inc(a)(b)	142,298
7,230	Nevro Corp(a)	499,159
15,079	Novocure Ltd(a)(b)	304,596
11,772	On Assignment Inc(a)	756,586
5,669	Optinose Inc(a)(b)	107,144
6,315	Pacira Pharmaceuticals Inc(a)	288,280
20,163	Performance Food Group Co(a)	667,395
975	Repligen Corp(a)	35,373
5,617	RISE Education Cayman Ltd ADR(a)(b)	83,075
16,392	RPX Corp	220,308
5,592	Sientra Inc(a)	78,624
2,767	SodaStream International Ltd(a)	194,631
510	Spark Therapeutics Inc(a)(b)	26,224
15,248	Tactile Systems Technology Inc(a)(b)	441,887
11,047	Teladoc Inc(a)(b)	384,988
2,484	TESARO Inc(a)(b)	205,849
1,093	Tivity Health Inc(a)	39,949
17,019	Wright Medical Group NV(a)	377,822
3,722	Xencor Inc(a)	81,586
		15,072,857
Energy — 1.04%
2,972	Diamondback Energy Inc(a)	375,215

See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-MANAGER SMALL CAP GROWTH FUND
Schedule of Investments
As of December 31, 2017
Shares		Fair Value
Energy — (continued)
7,202	Solaris Oilfield Infrastructure Inc Class A(a)	$ 154,195
4,195	TPI Composites Inc(a)	85,830
		615,240
Financial — 10.56%
9,100	Argo Group International Holdings Ltd	561,015
1,970	Bridge Bancorp Inc	68,950
1,808	Bryn Mawr Bank Corp	79,914
6,448	Byline Bancorp Inc(a)	148,110
7,386	CenterState Banks Inc	190,042
14,231	Essent Group Ltd(a)	617,910
7,420	Evercore Partners Inc Class A	667,800
2,666	Hamilton Lane Inc Class A	94,350
4,743	Heritage Commerce Corp	72,663
2,933	Live Oak Bancshares Inc	69,952
2,253	Pacific Premier Bancorp Inc(a)	90,120
1,134	Piper Jaffray Cos	97,807
12,163	QTS Realty Trust Inc REIT Class A	658,748
8,786	ServisFirst Bancshares Inc	364,619
1,324	Signature Bank(a)	181,732
13,134	Sterling Bancorp Inc(a)	166,802
9,748	Stifel Financial Corp	580,591
2,829	SVB Financial Group(a)	661,335
3,122	Trupanion Inc(a)(b)	91,381
23,497	Virtu Financial Inc Class A(b)	429,995
3,159	Virtus Investment Partners Inc(b)	363,443
		6,257,279
Industrial — 16.61%
2,518	Aerovironment Inc(a)	141,411
6,598	Air Transport Services Group Inc(a)(b)	152,678
9,815	AO Smith Corp	601,463
2,986	Apogee Enterprises Inc	136,550
15,498	Boise Cascade Co	618,370
2,448	Builders FirstSource Inc(a)	53,342
4,941	Control4 Corp(a)	147,044
2,854	Dycom Industries Inc(a)(b)	318,021
6,114	EnPro Industries Inc	571,720
17,378	Gardner Denver Holdings Inc(a)	589,636
21,682	GasLog Ltd(b)	482,424
5,984	Genesee & Wyoming Inc Class A(a)	471,120
9,045	Granite Construction Inc	573,724
6,916	Hub Group Inc Class A(a)	331,276
7,869	JELD-WEN Holding Inc(a)	309,803
10,151	Knight-Swift Transportation Holdings Inc(b)	443,802
29,138	Kratos Defense & Security Solutions Inc(a)	308,571
4,908	Masonite International Corp(a)	363,928
345	Mesa Laboratories Inc	42,884
18,995	NCI Building Systems Inc(a)	366,604
4,966	NN Inc	137,062
4,267	NV5 Global Inc(a)(b)	231,058
Shares		Fair Value
Industrial — (continued)
4,568	OSI Systems Inc(a)	$ 294,088
2,581	Patrick Industries Inc(a)	179,250
19,740	PGT Inc(a)	332,619
19,452	Schneider National Inc Class B(b)	555,549
14,871	SPX Corp(a)	466,801
5,172	Tech Data Corp(a)	506,701
1,374	US Concrete Inc(a)(b)	114,935
		9,842,434
Technology — 24.76%
11,114	2U Inc(a)(b)	716,964
20,984	Acxiom Corp(a)	578,319
4,433	Alteryx Inc Class A(a)	112,022
1,794	Appfolio Inc(a)	74,451
6,041	Appian Corp(a)(b)	190,171
4,642	Apptio Inc Class A(a)	109,180
5,893	AQUANTIA Corp(a)(b)	66,768
2,497	athenahealth Inc(a)	332,201
10,382	Atlassian Corp PLC Class A(a)	472,589
14,345	Axcelis Technologies Inc(a)	411,701
10,935	Benefitfocus Inc(a)(b)	295,245
17,119	Cadence Design Systems Inc(a)	715,917
3,085	CEVA Inc(a)	142,373
20,816	Cloudera Inc(a)(b)	343,880
3,958	Commercehub Class A(a)(b)	87,036
10,490	Cornerstone OnDemand Inc(a)(b)	370,612
7,221	CyberArk Software Ltd(a)	298,877
43,069	Cypress Semiconductor Corp	656,371
7,315	Everbridge Inc(a)	217,402
28,279	Evolent Health Inc Class A(a)(b)	347,832
8,347	Five9 Inc(a)(b)	207,673
34,036	FormFactor Inc(a)	532,663
14,687	Hortonworks Inc(a)	295,356
5,318	Instructure Inc(a)(b)	176,026
3,897	Materialise NV ADR(a)	49,531
5,856	Medidata Solutions Inc(a)	371,095
12,093	Microsemi Corp(a)	624,603
1,020	MongoDB Inc(a)	30,274
10,290	Nanometrics Inc(a)	256,427
7,342	New Relic Inc(a)	424,147
27,907	Nuance Communications Inc(a)	456,279
12,324	PTC Inc(a)	748,929
14,913	RealPage Inc(a)	660,646
6,704	Silicon Motion Technology Corp ADR(b)	355,044
24,629	SS&C Technologies Holdings Inc	996,982
5,636	Tabula Rasa Healthcare Inc(a)	158,090
12,139	Talend SA ADR(a)	454,970
16,399	Teradyne Inc	686,626
1,727	Ultimate Software Group Inc(a)	376,883
884	Veritone Inc(a)	20,509
8,179	Vocera Communications Inc(a)	247,169
		14,669,833
TOTAL COMMON STOCK — 97.86% (Cost $47,668,181)		$57,982,494

See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-MANAGER SMALL CAP GROWTH FUND
Schedule of Investments
As of December 31, 2017
Principal Amount		Fair Value
SHORT TERM INVESTMENTS
Money Market Mutual Funds — 2.37%
$ 471,000	BlackRock Liquidity Funds FedFund Institutional Shares(c), 1.17%(d)	$ 471,000
474,000	Invesco Short-Term Investments Trust Government & Agency Portfolio Institutional Class(c), 1.19%(d)	474,000
460,000	Morgan Stanley Institutional Liquidity Government Portfolio Institutional Class(c), 1.20%(d)	460,000
		1,405,000
Repurchase Agreements — 15.68%
2,539,684	Undivided interest of 2.31% in a repurchase agreement (principal amount/value $110,065,222 with a maturity value of $110,082,466) with Citigroup Global Markets Inc, 1.41%, dated 12/31/17 to be repurchased at $2,539,684 on 1/2/18 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 9.00%, 4/1/18 - 8/20/67, with a value of $112,266,527.(c)	2,539,684
2,539,684	Undivided interest of 2.62% in a repurchase agreement (principal amount/value $96,861,869 with a maturity value of $96,876,936) with RBC Capital Markets Corp, 1.40%, dated 12/31/17 to be repurchased at $2,539,684 on 1/2/18 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 1.88% - 8.88%, 2/15/19 - 12/20/47, with a value of $98,799,106.(c)	2,539,684
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$2,539,684	Undivided interest of 7.58% in a repurchase agreement (principal amount/value $33,525,866 with a maturity value of $33,531,118) with Merrill Lynch, Pierce, Fenner & Smith, 1.41%, dated 12/31/17 to be repurchased at $2,539,684 on 1/2/18 collateralized by various U.S. Government Agency securities, 1.98% - 9.50%, 1/15/18 - 8/1/48, with a value of $34,196,384.(c)	$ 2,539,684
1,670,235	Undivided interest of 7.92% in a repurchase agreement (principal amount/value $21,098,809 with a maturity value of $21,102,044) with Mizuho Securities (USA) LLC, 1.38%, dated 12/31/17 to be repurchased at $1,670,235 on 1/2/18 collateralized by U.S. Treasury securities, 0.00% - 2.13%, 7/19/18 - 9/30/24, with a value of $21,520,798.(c)	1,670,235
		9,289,287
SHORT TERM INVESTMENTS — 18.05% (Cost $10,694,287)		$10,694,287
TOTAL INVESTMENTS — 115.91% (Cost $58,362,468)		$68,676,781
OTHER ASSETS & LIABILITIES, NET — (15.91)%		$ (9,425,148)
TOTAL NET ASSETS — 100.00%		$59,251,633

(a)	Non-income producing security.
(b)	All or a portion of the security is on loan at December 31, 2017.
(c)	Collateral received for securities on loan.
(d)	Rate shown is the 7-day yield as of December 31, 2017.
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
Security classes presented herein are not necessarily the same as those used for determining the Fund's compliance with its investment objectives and restrictions, as the Fund uses additional sub-classifications, which management defines by referring to one or more widely recognized market indexes or ratings group indexes (unaudited).
See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2017
Great-West Multi-Manager Small Cap Growth Fund
ASSETS:
Investments in securities, fair value (including $10,433,895 of securities on loan)(a)	$59,387,494
Repurchase agreements, fair value(b)	9,289,287
Cash	1,569,705
Dividends receivable	17,438
Subscriptions receivable	55,537
Receivable for investments sold	154,320
Total Assets	70,473,781
LIABILITIES:
Payable for director fees	4,015
Payable for investments purchased	46,472
Payable for other accrued fees	35,607
Payable for shareholder services fees	1,538
Payable to investment adviser	61,511
Payable upon return of securities loaned	10,694,287
Redemptions payable	378,718
Total Liabilities	11,222,148
NET ASSETS	$59,251,633
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$507,748
Paid-in capital in excess of par	48,523,396
Net unrealized appreciation	10,314,313
Accumulated net realized loss	(93,824)
NET ASSETS	$59,251,633
NET ASSETS BY CLASS
Investor Class	$5,141,996
Institutional Class	$54,109,637
CAPITAL STOCK:
Authorized
Investor Class	15,000,000
Institutional Class	50,000,000
Issued and Outstanding
Investor Class	443,594
Institutional Class	4,633,884
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$11.59
Institutional Class	$11.68
(a) Cost of investments	$49,073,181
(b) Cost of repurchase agreements	$9,289,287
See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2017
Great-West Multi-Manager Small Cap Growth Fund
INVESTMENT INCOME:
Interest	$1,030
Income from securities lending	61,220
Dividends	275,153
Total Income	337,403
EXPENSES:
Management fees	473,497
Shareholder services fees – Investor Class	17,749
Audit and tax fees	19,166
Custodian fees	30,032
Director's fees	10,708
Legal fees	5,594
Pricing fees	1,141
Registration fees	8,877
Shareholder report fees	3,814
Transfer agent fees	4,740
Other fees	40
Total Expenses	575,358
Less amount waived by investment adviser	80,351
Net Expenses	495,007
NET INVESTMENT LOSS	(157,604)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	6,845,648
Net change in unrealized appreciation on investments	4,500,221
Net Realized and Unrealized Gain	11,345,869
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,188,265
See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2017 and 2016
Great-West Multi-Manager Small Cap Growth Fund	2017	2016
OPERATIONS:
Net investment loss	$(157,604)	$(5,976)
Net realized gain (loss)	6,845,648	(2,638,578)
Net change in unrealized appreciation	4,500,221	7,208,461
Net Increase in Net Assets Resulting from Operations	11,188,265	4,563,907
DISTRIBUTIONS TO SHAREHOLDERS:
From return of capital
Institutional Class	-	(48,003)
From return of capital	0	(48,003)
From net realized gains
Investor Class	(232,843)	-
Institutional Class	(2,450,024)	-
From net realized gains	(2,682,867)	0
Total Distributions	(2,682,867)	(48,003)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	1,116,978	1,846,997
Institutional Class	9,661,198	13,802,209
Shares issued in reinvestment of distributions
Investor Class	232,843	-
Institutional Class	2,450,024	48,003
Shares redeemed
Investor Class	(2,137,550)	(4,118,444)
Institutional Class	(13,114,756)	(13,333,085)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(1,791,263)	(1,754,320)
Total Increase in Net Assets	6,714,135	2,761,584
NET ASSETS:
Beginning of year	52,537,498	49,775,914
End of year	$59,251,633	$52,537,498
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	102,115	215,926
Institutional Class	883,974	1,597,019
Shares issued in reinvestment of distributions
Investor Class	19,987	-
Institutional Class	208,868	5,543
Shares redeemed
Investor Class	(195,846)	(451,699)
Institutional Class	(1,181,582)	(1,439,132)
Net Decrease	(162,484)	(72,343)
See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-MANAGER SMALL CAP GROWTH FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment loss(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2017	$ 9.99	(0.07)	2.22	2.15	-	-	(0.55)	(0.55)	$11.59	21.49%
12/31/2016	$ 9.36	(0.03)	0.66	0.63	-	-	-	(0.00)	$ 9.99	6.73%
12/31/2015 (d)	$10.00	(0.02)	(0.62)	(0.64)	-	-	-	(0.00)	$ 9.36	(6.40%) (e)
Institutional Class
12/31/2017	$10.03	(0.03)	2.23	2.20	-	-	(0.55)	(0.55)	$11.68	21.91%
12/31/2016	$ 9.37	0.00 (f)	0.68	0.68	(0.01)	(0.01)	-	(0.02)	$10.03	7.16%
12/31/2015 (d)	$10.00	(0.01)	(0.62)	(0.63)	-	-	-	(0.00)	$ 9.37	(6.30%) (e)
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income (loss) to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(g)
Supplemental Data and Ratios
Investor Class
12/31/2017	$ 5,142	1.51%	1.21%	(0.60%)	119%
12/31/2016	$ 5,170	1.25%	1.25%	(0.31%)	91%
12/31/2015 (d)	$ 7,050	1.25% (h)	1.25% (h)	(0.63%) (h)	25% (e)
Institutional Class
12/31/2017	$54,110	0.99%	0.86%	(0.25%)	119%
12/31/2016	$47,367	0.90%	0.90%	0.03%	91%
12/31/2015 (d)	$42,726	0.90% (h)	0.90% (h)	(0.28%) (h)	25% (e)
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Fund commenced operations on September 10, 2015.
(e)	Not annualized for periods less than one full year.
(f)	Amount was less than $0.01 per share.
(g)	Portfolio turnover is calculated at the Fund level.
(h)	Annualized.
See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-MANAGER SMALL CAP GROWTH FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of fifty-eight funds. Interests in the Great-West Multi-Manager Small Cap Growth Fund (the Fund) are included herein. The investment objective of the Fund is to seek long-term capital growth. The Fund is diversified as defined in the 1940 Act. The Fund is available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Great-West Funds.
Effective May 1, 2017, the Initial Class name change to Investor Class. The Fund offers three share classes, referred to as Investor Class, Class L and Institutional Class shares. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. This report includes information for the Investor Class and Institutional Class; Class L has not yet been capitalized.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Great-West Funds are also investment companies and accordingly follow the investment company accounting and reporting guidance of U.S. GAAP. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.
For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.
Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.

Annual Report - December 31, 2017

Investments in shares of the underlying mutual funds are valued at the net asset value as reported by the underlying mutual fund, which may be obtained from pricing services or other pricing sources.
Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
Mutual Funds	Net asset value of underlying mutual fund.
Short Term Investments	Maturity date, credit quality and interest rates.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2017, the inputs used to value the Fund’s investments are detailed in the following table. More information regarding the sector and industry classifications, as applicable, are included in the Schedule of Investments. The Fund recognizes transfers between levels as of the end of the reporting period.  There were no transfers between Levels 1, 2 and 3 during the year.
	Level 1	Level 2	Level 3	Total
Assets
Investments, at fair value:
Common Stock	$ 57,982,494	$ —	$ —	$ 57,982,494
Short Term Investments	1,405,000	9,289,287	—	10,694,287
Total Assets	$ 59,387,494	$ 9,289,287	$ 0	$ 68,676,781

Annual Report - December 31, 2017

Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid semi-annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the years ended December 31, 2017 and 2016 were as follows:
	2017	2016
Long-term capital gain	2,682,867	-
Return of capital	-	48,003
	$2,682,867	$48,003
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments and adjustments for real estate investment trusts.
Capital accounts within the financial statements are adjusted for permanent book-tax differences, and are not adjusted for temporary book-tax differences which will reverse in a subsequent period. Accordingly, the following amounts have been reclassified for December 31, 2017. Net assets of the Fund were unaffected by the reclassifications.
Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
$(175,089)	$157,604	$17,485

Annual Report - December 31, 2017

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$—
Undistributed long-term capital gains	422,974
Capital loss carryforwards	—
Post-October losses	—
Net unrealized appreciation	9,797,515
Tax composition of capital	$10,220,489
At December 31, 2017, the Fund had capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. During the year ended December 31, 2017, the Fund utilized $3,358,416 of capital loss carryforwards to offset capital gains realized in that fiscal year. At December 31, 2017, there were no remaining capital loss carryforwards.
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2017 were as follows:
Federal tax cost of investments	$58,879,266
Gross unrealized appreciation on investments	11,986,938
Gross unrealized depreciation on investments	(2,189,423)
Net unrealized appreciation on investments	$9,797,515
2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). Effective May 1, 2017, as compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.83% of the Fund’s average daily net assets up to $1 billion dollars, 0.78% of the Fund’s average daily net assets over $1 billion dollars and 0.73% of the Fund’s average daily net assets over $2 billion dollars. Expenses incurred by Great-West Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement. Prior to that date, the Adviser received monthly compensation at the annual rate of 0.90% of the average daily net assets of the Fund and the management fee encompassed fund operation expenses except for distribution fees and shareholder services fees.
Effective May 1, 2017, the Adviser has contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.84% of the Fund’s average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder service fees and certain extraordinary expenses (the “Expense Limit”). The agreement’s current term ends on April 30, 2018 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.
Effective May 1, 2017, the Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years, if the Fund's other expenses including such recoupment do not exceed the Expense Limit. At December 31, 2017, the amounts subject to recoupment were as follows:
Balance of Recoupable Expenses as of December 31, 2017	Recoupment of Past Reimbursed Fees by the Adviser
$80,351	$0
The Adviser and Great-West Funds have entered into sub-advisory agreements with Peregrine Capital Management, Inc. and Lord, Abbett & Co LLC. Effective May 19, 2017, Putnam Investment Management, LLC is no longer responsible for sub-advisory functions. The Fund is not responsible for payment of the sub-advisory fees, the Adviser is responsible for compensating the Sub-Adviser for its services.

Annual Report - December 31, 2017

Great-West Funds has entered into a shareholder services agreement with GWL&A. Pursuant to the shareholder services agreement, GWL&A provides recordkeeping and shareholder services to shareholders and account owners and receives from the Investor Class shares of the Fund a fee equal to 0.35% of the average daily net asset value of applicable share class.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds. The total compensation paid to the independent directors with respect to all fifty-eight funds for which they serve as directors was $696,375 for the year ended December 31, 2017.
3.  PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $63,855,675 and $68,225,482, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.
4.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2017, the Fund had securities on loan valued at $10,433,895 and received collateral as reported on the Statement of Assets and Liabilities of $10,694,287 for such loan which was invested in repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities and Money Market Mutual Funds. The repurchase agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. At December 31, 2017, the class of securities loaned consisted entirely of common stock. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.
5.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report - December 31, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the shareholders and the Board of Directors of Great-West Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West Multi-Manager Small Cap Growth Fund (the "Fund"), one of the funds of Great-West Funds, Inc. as of December 31, 2017, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended, and the period from September 10, 2015 (commencement of operations) to December 31, 2015, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from September 10, 2015 (commencement of operations) to December 31, 2015, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 23, 2018
We have served as the auditor of one or more Great-West investment companies since 1982.

TAX INFORMATION (unaudited)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2017, 0% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 74	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC; Director, Guaranty Bancorp & Gold, Inc.	58	Director, Guaranty Bancorp
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 74	Independent Director & Audit Committee Chair	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; Director, Guaranty Bancorp	58	Director, Guaranty Bancorp
Steven A. Lake 8515 East Orchard Road, Greenwood Village, CO 80111 63	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; Executive Member, Sage Investment Holdings, LLC; Senior Managing Director, CBIZ MHM, LLC	58	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 58	Independent Director	Since 2017	Director, Prima Capital Holdings; ALPS Fund Services; Colorado State Housing Board; Colorado Developmental Disabilities Council; Regional Center Task Force; and Mental Health Center of Denver	58	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
James A. Hillary***** 8515 East Orchard Road, Greenwood Village, CO 80111 54	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Founder, Chairman and Chief Executive Officer, Independence Capital Asset Partners, LLC; Member, Fios Partners LLC, Fios Holdings LLC, Roubaix Capital LLC; and Sole Member, Fios Companies LLC	58	N/A
Interested Directors**
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Scott C. Sipple 8515 East Orchard Road, Greenwood Village, CO 80111 55	Director, President & Chief Executive Officer	Since 2017	President, Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, GWCM and Advised Assets Group, LLC ("AAG"); formerly, Head of Global Investment Strategies, Putnam Investment Management LLC	58	N/A
Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Scott C. Sipple 8515 East Orchard Road, Greenwood Village, CO 80111 55	Director, President & Chief Executive Officer	Since 2017	President, Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, GWCM and AAG; formerly, Head of Global Investment Strategies, Putnam Investment Management LLC	58	N/A
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 61	Chief Compliance Officer	Since 2016	Chief Compliance Officer, AAG and GWCM; formerly, Vice President & Chief Compliance Officer, Mutual Funds, AIG, Consumer Insurance	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 43	Vice President, Counsel & Secretary	Since 2010 (as Counsel & Secretary) Since 2016 (as Vice President)	Associate General Counsel, Products & Corporate, GWL&A;Associate General Counsel & Associate Secretary, GWL&A of NY; Vice President, Counsel & Secretary, AAG, GWCM, and GWFS; formerly, Assistant Vice President, GWCM	N/A	N/A
Mary C. Maiers 8515 East Orchard Road, Greenwood Village, CO 80111 50	Chief Financial Officer & Treasurer	Since 2008 (as Treasurer) Since 2011 (as Chief Financial Officer)	Vice President, Investment Operations, GWL&A; Vice President and Treasurer, Great-West Trust Company, LLC ("GWTC"); Chief Financial Officer & Treasurer, GWCM	N/A	N/A
Cara B. Owen 8515 East Orchard Road, Greenwood Village, CO 80111 36	Counsel & Assistant Secretary	Since 2015	Senior Counsel, Products, GWL&A; Counsel & Assistant Secretary, GWCM, GWTC, and AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 50	Assistant Treasurer	Since 2007	Director, Fund Administration, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 42	Assistant Treasurer	Since 2016	Assistant Vice President, Fund Administration, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
*A Director who is not an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”
**An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) by virtue of their affiliation with Great-West Capital Management, LLC.

*** Each director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West Multi-Manager Large Cap Growth Fund. Mr. Hudner has personal investments in the following: (i) a mutual fund advised by Massachusetts Financial Services Company, the sub-adviser of the Great-West MFS International Growth and Great-West MFS International Value Funds, (ii) a mutual fund advised by Invesco Advisers, Inc., the sub-adviser of the Great-West Invesco Small Cap Value Fund, (iii) a mutual fund advised by T. Rowe Price Associates, Inc., the sub-adviser of the Great-West T. Rowe Price Equity Income and Great-West T. Rowe Price Mid Cap Growth Funds, and (iv) a mutual fund advised by J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West Multi-Manager Large Cap Growth Fund. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
*****Mr. Hillary is the Founder, Chairman and Chief Executive Officer of Independence Capital Asset Partners, LLC (“ICAP”), which has a prime brokerage and institutional trading relationship with Goldman Sachs & Co., the parent company of Goldman Sachs Asset Management, LP, a sub-adviser of the Great-West Goldman Sachs Mid Cap Value Fund. ICAP previously was a sub-adviser, and Mr. Hillary was a portfolio manager to the Franklin K2 Alternative Strategies Fund and the FTIF Franklin K2 Alternative Strategies Fund, which are funds offered by an affiliate of Franklin Advisers, Inc., the sub-adviser of the Great-West Templeton Global Bond Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West Multi-Manager Large Cap Growth Fund, and receives no special treatment due to the relationship.
There are no arrangements or understandings between any Director or Officer and any person(s) pursuant to which s/he was elected as Director or Officer.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.greatwestfunds.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Great-West Funds' Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Registrant’s Code of Ethics is attached hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $866,000 for fiscal year 2016 and $834,600 for fiscal year 2017.

(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $60,000 for fiscal year 2016 and $50,000 for fiscal year 2017. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2016 and $0 for fiscal year 2017.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2016 equaled $1,186,300 and for fiscal year 2017 equaled $1,480,500.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.
3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.
4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)  (1) Code of Ethics required by Item 2 of Form N-CSR attached hereto.
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(b)   A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ Scott C. Sipple

Scott C. Sipple
President & Chief Executive Officer
Date:February 23, 2018
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Scott C. Sipple

Scott C. Sipple
President & Chief Executive Officer
Date:February 23, 2018
By:	/s/ Mary C. Maiers

Mary C. Maiers
Chief Financial Officer & Treasurer
Date:February 23, 2018